UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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POLYCOM, INC.

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EMPLOYEECONNECT ARTICLE

Learn More About Mitel

Additional information about Mitel

Following last week’s news about Mitel’s decision to acquire Polycom, we’d like to share more information about who Mitel is and what they do, and answer some your questions around stock and benefits. Please read this supplemental FAQ and the information below.

WHO IS MITEL?

Mitel—founded in 1973 and headquartered in Kanata, Ontario—is a $1.2 billion global leader in enterprise, cloud and mobile communications. The company helps businesses and mobile carriers connect, collaborate and provide innovative services to their customers.

Their vision is simple and clear: make communications and collaboration seamless. Mitel is uniquely positioned to lead the mobile enterprise, with talent and technology in three key market segments: enterprise, cloud and mobile.

The company has a long and successful history of delivering growth and value through M&A, and has invested more than $1 billion in capital on M&A in the past two and a half years, including several recent transformational deals:

•	In 2014, Mitel acquired Aastra, doubling the size and scope of the company, and gaining immediate market leadership and momentum worldwide.

•	In 2015, Mitel acquired Mavenir, and gained early entry into the massive and rapidly growing mobile market.

ADDITIONAL MITEL FACTS:

•	Serves more than 60 million business users—from the very smallest business to the largest of enterprises—in more than 100 countries, as well as 130 mobile service providers, including more than half of the top 20 mobile carriers in the world.

•	More than 2,500 channel partners, distributors and resellers around the world.

•	Industry’s fastest growing cloud business, with No. 1 market share worldwide in business cloud communications, including nearly one of every four cloud users.

•	No. 1 market share in five core markets, and is the only business communications vendor included in five Gartner Magic Quadrants.

•	Mobile deployments in 47 of the world’s top 50 economies.

This information is from Mitel’s FAQs.

If you haven’t already, be sure to watch CEO Peter Leav’s video and read the FAQ and press release for more details on Mitel’s acquisition of Polycom. If you have questions please feel free to email questions@polycom.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Mitel Networks Corporation (“Mitel”) plans to file with the Securities and Exchange Commission (the “SEC”), and the parties plan to furnish to the stockholders of Polycom, Inc. (“Polycom”) and Mitel, a Registration Statement on Form S-4, which will include a joint proxy statement of Polycom and Mitel, and will also constitute a prospectus of Mitel, in connection with the proposed merger with Meteor Two, Inc., pursuant to which Polycom would be acquired by Mitel (the “Merger”). The prospectus/joint proxy statement described above will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROSPECTUS/JOINT PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Polycom and Mitel through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Polycom by contacting Polycom’s Investor Relations by telephone at (408) 586-4271, by e-mail at Laura.Graves@Polycom.com or by going to Polycom’s Investor Relations page on its corporate web site at investor.Polycom.com and clicking on the link titled “SEC Filings”. These documents may also be obtained, without charge, from Mitel by contacting Mitel’s Investor Relations by telephone at (469) 574-8134 by email at Michael.McCarthy@Mitel.com, or by going to Mitel’s Investor Relations page on the corporate web site at investors.Mitel.com and clicking on the link titled “SEC Filings”.

The respective directors and executive officers of Polycom and Mitel may be deemed to be participants in the solicitation of proxies from the stockholders of Polycom and Mitel in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the prospectus/joint proxy statement described above. Additional information regarding Polycom’s directors and executive officers is also included in Polycom’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015, and information regarding Mitel’s directors and executive officers is also included in Mitel’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015. These document are available free of charge as described in the preceding paragraph.

NOTE ON FORWARD LOOKING STATEMENTS

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the proposed Merger and the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, integration risks and such other risks as identified in Polycom’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Polycom assumes no obligation to update any forward-looking statement contained in this document.

Supplemental Mitel-Polycom Merger FAQ

April 21, 2016

What am I entitled to get for Polycom common stock that I own?

For each share of Polycom common stock (“Polycom shares”) that you hold, including any shares you hold that were issued to you pursuant to purchases you made under Polycom’s ESPP, you will be entitled to receive $3.12 in cash and 1.31 Mitel common shares (“Mitel shares”) when the merger closes.

This is only for actual shares of common stock you hold at closing; treatment of any of your vested or unvested options and other unvested equity awards is described below.

Am I guaranteed to get $13.68 for my Polycom shares?

No. That price was just an example calculated based on Mitel’s stock price as of April 13, 2016, for illustrative purposes only. The value of the 1.31 Mitel shares that you are entitled to receive for each Polycom share will fluctuate based on the trading price of a Mitel share on the NASDAQ market.

If Polycom is sponsoring my immigration process to the United States, what happens to my immigration status and the process after the transaction closes?

The impact of a corporate change will vary from employee to employee depending on the type of visa or status they have and what stage they are in their immigration process. Please talk with your local HR business partner for assistance for your particular situation.

Will my seniority carry over to Mitel, or will I be considered a new hire?

The merger agreement generally provides that Mitel will grant Polycom employees who remain employed with the combined company credit for all service with Polycom (and its subsidiaries and any predecessors) earned prior to the date the deal closes, including for eligibility and vesting purposes (other than any defined benefit pension plans) and for purposes of accrued vacation or paid time-off and other benefits, to the extent that the service was recognized by Polycom under the applicable Polycom benefit plan or program before the closing of the merger. Some exceptions may apply (for example, if the service credit would result in a duplication of benefits to you).

Can you provide more information on what will happen with my compensation and benefits?

The merger agreement generally provides that for a period of one year after the merger closes, Polycom employees who remain employed with the combined company will receive: (1) base salary (or wages) and cash bonus opportunities (excluding equity compensation) that are no less favorable than those provided by Polycom and its subsidiaries immediately before the merger closes, (2) pension and welfare benefits, such as health benefits (excluding defined benefit pension and retiree health) that are no less favorable in the aggregate than those provided by Polycom and its subsidiaries immediately before the merger closes, and (3) severance benefits that are no less favorable than those provided by Polycom and its subsidiaries immediately before the merger closes. More details will come on this as we work through the integration planning process.

What happens to my health and welfare benefits (e.g. medical, dental, vision, life insurance, etc.)?

To clarify our earlier FAQs, for everyone globally, we currently expect that all benefits will remain unchanged at least until the merger closes. For a period of one year after the merger closes, pension and welfare benefits, including group health, will be in the aggregate at least as favorable for our employees as they are immediately before the merger closes.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Mitel Networks Corporation (“Mitel”) plans to file with the Securities and Exchange Commission (the “SEC”), and the parties plan to furnish to the stockholders of Polycom, Inc. (“Polycom”) and Mitel, a Registration Statement on Form S-4, which will include a joint proxy statement of Polycom and Mitel, and will also constitute a prospectus of Mitel, in connection with the proposed merger with Meteor Two, Inc., pursuant to which Polycom would be acquired by Mitel (the “Merger”). The prospectus/joint proxy statement described above will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROSPECTUS/JOINT PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Polycom and Mitel through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Polycom by contacting Polycom’s Investor Relations by telephone at (408) 586-4271, by e-mail at Laura.Graves@Polycom.com or by going to Polycom’s Investor Relations page on its corporate web site at investor.Polycom.com and clicking on the link titled “SEC Filings”. These documents may also be obtained, without charge, from Mitel by contacting Mitel’s Investor Relations by telephone at (469) 574-8134 by email at Michael.McCarthy@Mitel.com, or by going to Mitel’s Investor Relations page on the corporate web site at investors.Mitel.com and clicking on the link titled “SEC Filings”.

The respective directors and executive officers of Polycom and Mitel may be deemed to be participants in the solicitation of proxies from the stockholders of Polycom and Mitel in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the prospectus/joint proxy statement described above. Additional information regarding Polycom’s directors and executive officers is also included in Polycom’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015, and information regarding Mitel’s directors and executive officers is also included in Mitel’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015. These document are available free of charge as described in the preceding paragraph.

NOTE ON FORWARD LOOKING STATEMENTS

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the proposed Merger and the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, integration risks and such other risks as identified in Polycom’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Polycom assumes no obligation to update any forward-looking statement contained in this document.

Supplemental Mitel-Polycom Merger RSU/PSU FAQ

April 21, 2016

Can you provide an example of how my unvested Polycom RSUs and PSUs will be treated at closing?

If you are employed with Polycom as of the date of closing of the merger, any unvested portion of your Polycom RSUs and PSUs outstanding when the merger closes will be assumed by Mitel and converted into RSUs and PSUs covering Mitel shares.

To calculate the number of Mitel shares subject to your assumed RSU or PSU award, you multiply the Conversion Ratio by the number of unvested Polycom shares subject to your RSU or PSU award. The Conversion Ratio is determined using the below formula. The “VWAP” is the average of the volume weighted average price per Mitel share traded on NASDAQ over the 5 consecutive trading days ending with the trading day immediately before the date that the merger closes.

Conversion Ratio = $3.12 + (1.31 x VWAP)

                                     VWAP

As an example, if the VWAP on the date of closing is $7, the Conversion Ratio would equal 1.7557.

Conversion Ratio = $3.12 + (1.31 x 7) = 1.7557

                    7

Note that PSUs will convert based on the target number of shares subject to the applicable PSU award. In the hypothetical examples below, if you hold an RSU award and PSU award each covering 1,000 unvested Polycom shares (at target with respect to the PSU award) when the merger closes, then after the assumption, you would hold an RSU and PSU award each covering 1,755 Mitel shares.

1.7557 x 1000 unvested number of Polycom shares underlying RSU award = 1,755 Mitel shares

1.7557 x 1000 unvested target number of Polycom shares underlying PSU award = 1,755 Mitel shares

The vesting schedule and other terms of your assumed RSU and PSU awards will remain the same after the merger. For example, if one-third of the unvested Polycom shares subject to your award immediately before assumption were scheduled to vest in March 2017, one-third of the Mitel shares subject to your assumed award will be scheduled to vest in March 2017. Assumed PSUs also continue to be governed by their original vesting schedule and other terms and conditions; provided, however, that upon assumption, they will only remain subject to time-based vesting criteria. This means that the assumed PSUs no longer will be subject to any performance-based vesting criteria and will look essentially like RSUs. Any fractional shares as a result of the conversion will be rounded down to the nearest whole share.

Depending on the date that the merger closes, it is possible that you may have outstanding RSUs or PSUs that have vested for which the vested shares have not yet been issued to you. You should be aware that any vested portion of your RSUs and PSUs that is outstanding or that vest as a result of the merger (in each case that are not yet settled in Polycom shares) have different treatment. In the coming weeks, Polycom will provide you a notice with additional information regarding the treatment of equity awards, which also will provide a description of how such awards are treated.

Can you provide an example of how my Polycom options will be treated at the closing?

At the closing of the merger, outstanding Polycom options will be converted to a cash payment by multiplying the Per Option Share Cash Value by the number of Polycom shares subject to your option award , based on the below formulas.

Per Option Share Cash Value = ($3.12 + (1.31 x VWAP)) – Per Share Exercise Price

Cash Payment = Per Option Share Cash Value x Number of Option Shares

For example, if you hold an option to purchase 1,000 Polycom shares with an exercise price of $1.00 per share, and the VWAP on the date of closing is $7, the Cash Payment you would receive at closing for those options is $11,290, subject to any applicable tax withholdings.

$11,290 = ($3.12 + (1.31 x 7)) - $1.00) x 1000 option shares

How does the “double trigger” acceleration of unvested Polycom equity awards work?

If your RSU or PSU award was originally granted by Polycom on or before March 14, 2016, the underlying unvested shares are subject to “double trigger” acceleration. Generally, that means that if (i) you are employed with Polycom as of the date the merger closes and (ii) your employment is terminated by Polycom or Mitel within the next 12 months for any reason other than “Misconduct” (as defined in the applicable award agreement), then 100% of the unvested portion of your assumed RSUs and PSUs corresponding to those awards will accelerate vesting and you will be issued the Mitel shares under those awards (subject to any applicable tax withholdings).

However, if your employment is terminated following the closing of the merger (i) for Misconduct or (ii) due to your resignation for any reason, then your awards will not accelerate vesting.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Mitel Networks Corporation (“Mitel”) plans to file with the Securities and Exchange Commission (the “SEC”), and the parties plan to furnish to the stockholders of Polycom, Inc. (“Polycom”) and Mitel, a Registration Statement on Form S-4, which will include a joint proxy statement of Polycom and Mitel, and will also constitute a prospectus of Mitel, in connection with the proposed merger with Meteor Two, Inc., pursuant to which Polycom would be acquired by Mitel (the “Merger”). The prospectus/joint proxy statement described above will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROSPECTUS/JOINT PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Polycom and Mitel through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Polycom by contacting Polycom’s Investor Relations by telephone at (408) 586-4271, by e-mail at Laura.Graves@Polycom.com or by going to Polycom’s Investor Relations page on its corporate web site at investor.Polycom.com and clicking on the link titled “SEC Filings”. These documents may also be obtained, without charge, from Mitel by contacting Mitel’s Investor Relations by telephone at (469) 574-8134 by email at Michael.McCarthy@Mitel.com, or by going to Mitel’s Investor Relations page on the corporate web site at investors.Mitel.com and clicking on the link titled “SEC Filings”.

The respective directors and executive officers of Polycom and Mitel may be deemed to be participants in the solicitation of proxies from the stockholders of Polycom and Mitel in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the prospectus/joint proxy statement described above. Additional information regarding Polycom’s directors and executive officers is also included in Polycom’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015, and information regarding Mitel’s directors and executive officers is also included in Mitel’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2015. These document are available free of charge as described in the preceding paragraph.

NOTE ON FORWARD LOOKING STATEMENTS

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the proposed Merger and the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, integration risks and such other risks as identified in Polycom’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Polycom assumes no obligation to update any forward-looking statement contained in this document.